UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2017
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant's telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Middleburg Financial Corporation (the "Company") held a Special Meeting of Shareholders on March 15, 2017 (the "Special Meeting"). At the Special Meeting, the following matters were submitted to a vote of the Company's shareholders: (i) a proposal to approve the Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access National Corporation ("Access") and the Company, including the related Plan of Merger, pursuant to which the Company will merge with and into Access (the "merger agreement proposal"); (ii) a proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to the Company's named executive officers in connection with the merger (the "compensation proposal"); and (iii) a proposal to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement proposal.

The voting results for each proposal are as follows:

1.
To approve the Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access and the Company, including the related Plan of Merger, pursuant to which the Company will merge with and into Access:

	For	Against	Abstain	Broker Non-Votes
	5,439,854	21,149	4,565	—
% of shares voted	99.5%	0.4%	0.1%	—
% of shares outstanding	75.5%	0.3%	0.1%	—

2.	To approve, in a non-binding advisory vote, certain compensation that may become payable to the Company's named executive officers in connection with the merger.

	For	Against	Abstain	Broker Non-Votes
	4,910,523	411,180	143,865	—
% of shares voted	89.8%	7.5%	2.6%	—
% of shares outstanding	68.2%	5.7%	2.0%	—

3.
To adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement proposal.

	For	Against	Abstain	Broker Non-Votes
	5,290,950	171,052	3,566	—
% of shares voted	96.8%	3.1%	0.1%	—
% of shares outstanding	73.4%	2.4%	0.0%	—

    Each of the proposals received the necessary votes to be approved and therefore, no adjournment of the Special Meeting was required to solicit additional votes. Accordingly, the merger agreement proposal and compensation proposal have been approved.

Item 8.01. Other Events

On March 15, 2017, the Company and Access issued a joint press release announcing the results of the Special Meeting and Access's special meeting of stockholders, also held on March 15, 2017.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint press release dated March 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: March 15, 2017	By:	/s/ Gary R. Shook
Gary R. Shook
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release dated March 15, 2017.

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